Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Loss Per Share

10. Loss per share

Share data have been revised retrospectively to give effect to the share split explained in Note 1 - “Company information and operations - Share split” and Note 1 - “Company information and operations – Initial Public Offering”.

The Company’s shares comprised of ordinary shares. Each share has a nominal value of $0.05 (CHF 0.05). The basic loss per share is calculated by dividing the net loss attributable to shareholders by the weighted average number of shares in issue during the period. The table presents the loss for the year ended December 31, 2021, 2020, and 2019, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2021	2020	2019
Net loss attributed to shareholders	$(73,675)	$(39,339)	$(33,791)
Weighted average number of shares in issue	55,299,863	42,350,757	37,775,948
Basic and diluted loss per share	$(1.33)	$(0.93)	$(0.90)